UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 12, 2019 (August 2, 2019)
Date of Report (Date of earliest event reported)

DENTSPLY SIRONA Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16211	39-1434669
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13320 Ballantyne Corporate Place, Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip Code)

(844) 546-3722
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	XRAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE FOR AMENDMENT NO. 1

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) is being filed solely to correct a technical error in the filing of the Form 8-K by DENTSPLY SIRONA Inc. (the “Company”) on August 2, 2019 (the “Original Form 8-K”), pursuant to which the Company furnished its earnings release for the quarterly period ended June 30, 2019 under Items 2.02 and 9.01. Due to a technical error, the earnings release appears in the Securities and Exchange Commission's Edgar system without the body of the 8-K itself. Accordingly, this Amendment No. 1 is being filed solely to furnish the earnings release under Items 2.02 and 9.01 of Form 8-K as originally intended and to correct the omission of the body of the 8-K. No changes have been made to the earnings release, and this Amendment No. 1 has not been updated to reflect events occurring subsequent to the filing of the Original Form 8-K.

Item 2.02. - Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition."

On August 2, 2019, DENTSPLY SIRONA Inc. (the "Company") issued a press release disclosing its second quarter sales and earnings. This earnings release references net sales, excluding precious metal content, and net income, adjusted for certain charges, both of which are considered measures not calculated in accordance with generally accepted accounting principles in the United States of America (non-US GAAP measures). Due to the fluctuations of precious metal prices and because the precious metal content of the Company's sales is largely a pass-through to customers and has minimal effect on earnings, the Company reports sales both with and without precious metal content to show the Company's performance independent of precious metal price volatility and to enhance comparability of performance between periods. Earnings from operations, adjusted for certain charges, are presented to enhance the comparability between periods. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01. - Financial Statements and Exhibits

(d) Exhibits:

99.1 Press Release, dated August 2, 2019. *

*Incorporated by reference to the Company's Form 8-K filed on August 2, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENTSPLY SIRONA Inc.

	By:	/s/ Nicholas W. Alexos
Executive Vice President and
Chief Financial Officer
Date: August 12, 2019